UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 14, 2008 (July 11, 2008)

RADYNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-11685	112569467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3138 East Elwood Street, Phoenix, Arizona 85034

(Address of Principal Executive Offices) (Zip Code)

(602) 437-9620

(Registrant’s telephone number, including area code)

_______________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

On July 11, 2008, we entered into an Amendment to Agreement and Plan of Merger (the “Amendment”) with Comtech Telecommunications Corp., a Delaware corporation (“Parent”), and Comtech TA Corp., a wholly-owned subsidiary of Parent (“Purchaser”). Under the terms of the Amendment, the expiration date for the cash tender offer for Radyne Corporation shares was extended to 12:01 a.m., New York City time, on August 1, 2008 (the “Extended Expiration Date”). Purchaser and Parent have agreed that all the tender offer conditions have been satisfied as of July 11, 2008, except those conditions related to (i) the issuance of any injunctions or orders restraining the transaction (item (b) of Annex A to the merger agreement), (ii) changes in board recommendation in connection with an acquisition proposal (item (c) of Annex A to the merger agreement), and (iii) the failure of at least 50% of Radyne Corporation shares being tendered prior to the Extended Expiration Date (clause (i) of the second paragraph of Annex A to the merger agreement). Subject to the foregoing, Purchaser and Parent have also agreed to consummate the tender offer and the merger within three business days after the Extended Expiration Date. A copy of the Amendment is attached hereto as Exhibit 2.1.

The information in this report is neither an offer to purchase nor a solicitation of an offer to sell shares of Radyne Corporation. Purchaser and Parent have filed a tender offer statement with the Securities and Exchange Commission (“SEC”) and Radyne has filed a solicitation/recommendation statement with respect to the tender offer. Radyne Corporation stockholders are advised to read the tender offer statement regarding the acquisition of Radyne Corporation shares referenced herein, and the related solicitation/recommendation statement. The tender offer statement and the solicitation/recommendation statement contain important information that should be read carefully before any decision is made with respect the tender offer. These documents will be made available to all stockholders of Radyne Corporation at no expense to them. These documents will also be available at no charge on the SEC’s web site at www.sec.gov. Stockholders may also obtain copies of these documents without charge by requesting them from Radyne Corporation in writing at 3138 East Elwood Street, Phoenix, Arizona 85034, or by phone at (602) 437-9620.

Item 9.01(d).   Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of July 11, 2008, by and among Comtech Telecommunications Corp., Comtech TA Corp. and Radyne Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 14, 2008

RADYNE CORPORATION

By:	/s/ Malcolm C. Persen
Malcolm C. Persen Chief Financial Officer